Defined Contribution Plan	12 Months Ended
Sep. 30, 2011
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
Defined Contribution Plan [Text Block]
Defined Contribution Plan

The Company sponsors a defined contribution plan, which extends participation eligibility to substantially all U.S. employees, other than legacy ASR employees. The Company matches 50% of participant’s before-tax contributions up to 6% of eligible compensation. Prior to January 1, 2010, after-tax contributions not exceeding 1% of participant's compensation were matched 325% by the Company. Amounts charged to expense during fiscal 2011, 2010, and 2009 were $9.2, $8.0, and $8.1, respectively, and are reflected in SG&A and Cost of products sold in the Consolidated Statements of Earnings. Also included in the fiscal 2011 expense was $0.9 related to the matching components of two legacy ASR plans. These plans were part of the ASR acquisition that occurred in early fiscal 2011.